POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and PHILIP B. SINENENG, his attorneys for him and in his name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 2024.

/s/ Jerry Szilagyi

Jerry Szilagyi

Trustee

STATE OF NEW YORK      )

                                              )       ss:

COUNTY OF NEW YORK )

Before me, a Notary Public, in and for said county and state, personally appeared Jerry Szilagyi who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 8th day of May, 2024.

/s/ Dagmay Demsas Yordanos

Notary Public

My commission expires 3/27/2027

DAGMAY DEMSAS YORDANOS
Notary Public State of New York
No. 01DE0003810
Qualified in King County
Commission Expires March 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”); and

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and PHILIP B. SINENENG, his attorneys for him and in his name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 2024.

/s/ Erik Naviloff

Erik Naviloff

Treasurer and Principal Financial Officer

STATE OF NEW YORK      )

                                              )       ss:

COUNTY OF NEW YORK )

Before me, a Notary Public, in and for said county and state, personally appeared Erik Naviloff who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 8th day of May, 2024.

/s/ Dagmay Demsas Yordanos

Notary Public

My commission expires 3/27/2027

DAGMAY DEMSAS YORDANOS
Notary Public State of New York
No. 01DE0003810
Qualified in King County
Commission Expires March 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”); and

WHEREAS, the undersigned a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and PHILIP B. SINENENG, his attorneys for him and in his name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 2024.

/s/ Stephen Lachenauer

Stephen Lachenauer

Trustee

STATE OF NEW YORK      )

                                              )       ss:

COUNTY OF NEW YORK )

Before me, a Notary Public, in and for said county and state, personally appeared Stephen Lachenauer who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 8th day of May, 2024.

/s/ Dagmay Demsas Yordanos

Notary Public

My commission expires 3/27/2027

DAGMAY DEMSAS YORDANOS
Notary Public State of New York
No. 01DE0003810
Qualified in King County
Commission Expires March 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”); and

WHEREAS, the undersigned a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and PHILIP B. SINENENG, his attorneys for him and in his name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 2024.

/s/ Tobias Caldwell

Tobias Caldwell

Trustee

STATE OF NEW YORK      )

                                              )       ss:

COUNTY OF NEW YORK )

Before me, a Notary Public, in and for said county and state, personally appeared Tobias Caldwell who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 8th day of May, 2024.

/s/ Dagmay Demsas Yordanos

Notary Public

My commission expires 3/27/2027

DAGMAY DEMSAS YORDANOS
Notary Public State of New York
No. 01DE0003810
Qualified in King County
Commission Expires March 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”); and

WHEREAS, the undersigned a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and PHILIP B. SINENENG, his attorneys for him and in his name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 2024.

/s/ Tiberiu Weisz

Tiberiu Weisz

Trustee

STATE OF NEW YORK      )

                                              )       ss:

COUNTY OF NEW YORK )

Before me, a Notary Public, in and for said county and state, personally appeared Tiberiu Weisz who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 8th day of May, 2024.

/s/ Dagmay Demsas Yordanos

Notary Public

My commission expires 3/27/2027

DAGMAY DEMSAS YORDANOS
Notary Public State of New York
No. 01DE0003810
Qualified in King County
Commission Expires March 27, 2027